Variable Annuities Issued by Minnesota Life

Supplement dated May 1, 2024 to the following booklet dated May 1, 2024:

•	W&R Advisors Retirement Builder II Variable Annuity

Effective on or about April 26, 2024, the Delaware VIP Global Equity Class II fund was acquired by the Delaware Ivy VIP Global Growth Class II fund as part of a shareholder approved reorganization. As a result, the Delaware VIP Global Equity Class II fund is no longer an investment option under the W&R Advisor Retirement Builder II variable annuity.

Reorganization and Fund Merger

On March 25, 2024, a special meeting of the Delaware VIP Global Equity fund shareholders was held to consider and vote on the acquisition of the Delaware VIP Global Equity Class II fund (the “Acquired fund”) by the Delaware Ivy VIP Global Growth Class II fund (the “Acquiring fund”). At the meeting, shareholders of the Acquired Fund approved an Agreement and Plan of Reorganization (the “Reorganization”).

As a result, the Reorganization took place at the close of business on or about April 26, 2024, and the assets and liabilities of the Acquired Fund were assumed by the Acquiring Fund in exchange for shares of the Acquiring fund. Contract owners affected by the Reorganization received a written confirmation of the transaction showing the transfer of value from the Acquired Fund to the Acquiring Fund.

The Acquired fund was closed to new investments for all investors one day prior to the scheduled Reorganization. Any purchase payment or transfer allocation (including any applicable systematic transfer arrangements, automatic portfolio rebalancing instructions, and automatic transaction instructions such as loan repayments and asset credits) to the Acquired Fund on or after April 25, 2024, will default to the Acquiring Fund.

You have the following rights as a result of the Reorganization:

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The right to transfer out of, as applicable, the Acquired fund and Acquiring fund to any other Sub-Account regardless of any transfer restrictions, including a waiver of any timing and minimum dollar transfer restrictions, for sixty (60) days after the date of the Reorganization.

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The waiver of any asset allocation investment requirements that may occur as a result of the Reorganization. The waiver will apply until you make an allocation change, including any Sub-Account transfer, for your policy or contract.

The Reorganization did not result in any change in the amount of your accumulated policy, contract value or in the dollar value of your investment in the separate account. In addition, the Reorganization did not cause any fees or charges under your policy or contract to be greater, it did not alter your rights or our obligations under the policy or contract, and it did not result in any tax liability to you.

If you need additional information, please contact your registered representative.

Please retain this supplement for future reference.

F106377 04-2024